UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2021

SITO MOBILE, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37535	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Town Square Place #419	07310
(Address of principal executive offices)	(Zip Code)

(201) 275-0560

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITOQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On August 26, 2021, the Board of Directors (“Board”) of SITO Mobile Ltd. (the “Company”) was informed that BDO USA, LLP (“BDO”) was planning to resign as independent registered public accounting firm for the Company, effective as of August 30, 2021. The Board accepted BDO’s resignation on August 30, 2021.

The audit report of BDO on the consolidated financial statements of the Company as of December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2017 and December 31, 2018, and through the date of resignation of BDO, there have been no “disagreements” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with BDO on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused BDO to make reference thereto in their reports on the consolidated financial statements for such years.

During the fiscal year ended December 31, 2018 and through the date of BDO’s resignation, none of the” reportable events” described in Item 304(a)(1)(v) of Regulation S-K occurred, except to note, for the year ended December 31, 2018, that management identified a material weakness in the Company’s internal control over financial reporting related to an insufficient complement of finance and accounting resources within the organization to ensure proper application of U.S. GAAP with respect to complex non-routine transactions.

The Company provided BDO with a copy of the foregoing disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of BDO’s letter dated August 30, 2021, is attached as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm

On August 30, 2021, the Board approved the engagement of M&K CPA’s PLLC (“M&K”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

During the Company’s fiscal years ended December 31, 2018, and December 31, 2019 and through August 26, 2021, neither the Company nor anyone on its behalf consulted with M&K regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by M&K to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter dated August 30, 2021.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: August 31, 2021	By:	/s/ Thomas Candelaria
Thomas Candelaria
Chief Executive Officer

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